UNITED STATES
SECURITIES AND EXCHANGE
COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.)

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Filed by a party other than the Registrant ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

ENTRADA THERAPEUTICS, INC.

(Name of Registrant as Specified In Its Charter)

Not applicable.

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your Vote Counts! ENTRADA THERAPEUTICS, INC. ONE DESIGN CENTER SUITE 17-500 BOSTON, MA 02210 ENTRADA THERAPEUTICS, INC. Virtually at: www.virtualshareholdermeeting.com/TRDA2023 *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V13452-P87699 2023 Annual Meeting of Stockholders To be Held Online on June 8, 2023 Vote by June 7, 2023 11:59 PM ET You invested in ENTRADA THERAPEUTICS, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. Important notice regarding the availability of proxy materials for the Annual Meeting to be held on June 8, 2023. Get informed before you vote View the Notice, Proxy Statement and 2022 Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 25, 2023. If you would like to request a copy of the material(s) for this and/or future annual meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 (toll-free from the U.S., U.S. territories and Canada) or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Vote Virtually at the Annual Meeting* June 8, 2023 9:30 AM EDT V1.2

Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V13453-P87699 THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming Annual Meeting. Please follow the instructions on the reverse side to vote on these important matters. 1. Election of Directors Nominees: 2. Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023. 1a. Peter S. Kim, Ph.D. 1b. Bernhardt Zeiher, M.D. NOTE: In their discretion, the proxies are authorized to vote upon any other matters that are properly brought by or at the discretion of the Board of Directors before the Annual Meeting and at any adjournments or postponements thereof. For For For